PACE® Select Advisors Trust

April 30, 2018

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2017, as supplemented.

Includes:

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the portfolio management team for Systematic Financial Management, L.P. ("Systematic"), a subadvisor to PACE Small/Medium Co Value Equity Investments, a series of the Trust. Effective as of April 1, 2018, Aman Patel has been added as a portfolio manager for the portion of the fund's assets managed by Systematic.

Second, this supplement updates certain information regarding the portfolio management team for William Blair Investment Management, LLC ("William Blair"), a subadvisor to PACE International Emerging Markets Equity Investments, a series of the Trust. Effective as of February 28, 2018, Jeffrey A. Urbina ceased to be a portfolio manager for the portion of the fund's assets managed by William Blair.

I. PACE Small/Medium Co Value Equity Investments

Effective as of April 1, 2018, the Prospectuses and SAI are revised as follows:

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 49 of the Multi-Class Prospectus and page 48 of the Class P Prospectus is revised by replacing the third bullet point of that section with the following:

•  Systematic—Ronald M. Mushock, Managing Partner and Lead Portfolio Manager, and D. Kevin McCreesh, Chief Investment Officer and Managing Partner, have been portfolio managers of the fund since 2009. Aman Patel, Partner, has been a portfolio manager of the fund since April 2018.

The section captioned "Management" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 148 of the Multi-Class Prospectus and page 143 of the Class P

ZS-953

Prospectus is revised by replacing the second and third sentences of the third paragraph of that section with the following:

Ronald M. Mushock, D. Kevin McCreesh and Aman Patel are primarily responsible for the day-to-day management of the fund's assets allocated to Systematic. Messrs. Mushock and McCreesh have held their responsibilities advising the fund since May 2009. Mr. Patel has held his responsibilities advising the fund since April 2018.

The same section of each Prospectus is revised by adding the following as the last sentences of the paragraph:

Mr. McCreesh became a Partner at Systematic in 1996. Mr. Patel serves as a portfolio manager and has been involved with the portfolio management of Systematic's small/mid cap value equity and mid cap value equity portfolios since 2009. Mr. Patel joined Systematic in 2002 as an equity research analyst initially covering the basic materials, energy and utilities sectors. Mr. Patel became a Partner at Systematic in 2011.

The section captioned "Portfolio managers" and sub-captioned "PACE Small/Medium Co Value Equity Investments—Systematic Financial Management, L.P." beginning on page 181 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Systematic uses a team approach in managing its portion of the fund. Ronald Mushock, D. Kevin McCreesh and Aman Patel are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to Systematic. The following tables provide information relating to other accounts managed by Ronald Mushock and D. Kevin McCreesh as of July 31, 2017 and by Aman Patel as of March 31, 2018:

The same section of the SAI is revised by adding the following as the third table of that section:

Aman Patel:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	0	43
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$774	$0	$1,178
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$75

The same section of the SAI is revised by replacing the second sentence of the sixth paragraph with the following:

The compensation package for portfolio managers Messrs. Mushock, McCreesh and Patel consists of a fixed base salary and a share of Systematic's profits based on each manager's respective individual ownership position in Systematic.

The same section of the SAI is revised by adding the following as the last sentence of the seventh paragraph:

As of March 31, 2018, Mr. Patel owned no shares of the fund.

II. PACE International Emerging Markets Equity Investments

Effective as of February 28, 2018, the Prospectuses and SAI are revised as follows:

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 62 of the Multi-Class Prospectus and on page 61 of the Class P Prospectus is revised by replacing the third bullet point of that section with the following:

•  William Blair—Todd M. McClone and Jack Murphy, Partners of William Blair, have been portfolio managers of the fund since 2011 and 2016, respectively.

The section captioned "Management" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 151 of the Multi-Class Prospectus and page 146 of the Class P Prospectus is revised by replacing the sixth and seventh sentences of the sixth paragraph of that section with the following:

Todd M. McClone and Jack Murphy are primarily responsible for the day-to-day management of the fund. Messrs. McClone and Murphy have served as portfolio managers since March 2011 and October 2016, respectively.

The same section of each Prospectus is revised by deleting the eighth paragraph of that section in its entirety.

The section captioned "Portfolio managers" and sub-captioned "PACE International Emerging Markets Equity Investments—William Blair Investment Management, LLC" beginning on page 195 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Todd McClone and Jack Murphy are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to William Blair Investment Management, LLC ("William Blair"). The following tables provide information relating to other accounts managed by Todd McClone and Jack Murphy as of July 31, 2017:

The same section of the SAI is revised by deleting the second table of that section in its entirety.

The same section of the SAI is revised by replacing the second sentence of the fifth paragraph of that section in its entirety with the following:

Messrs. McClone and Murphy are partners of William Blair, and their compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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